SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           MAY 11, 2000
                                                      --------------------------



                      Commodore Applied Technologies, Inc.
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             (Exact name of registrant as specified in its charter)



         Delaware                        1-11871                11-3312952
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        (State or other                (Commission           (I.R.S. Employer
          jurisdiction                File Number)          Identification No.)
         of incorporation)


      150 East 58th Street, Suite 3400
      New York, New York                                              10155
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      (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800
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        (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                  MAY 11, 2000

ITEM 5.   OTHER EVENTS.
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       On May 11,  2000,  Commodore  Applied  Technologies,  Inc.  a  Delaware
corporation (the "Company"), announced that former Reagan administration nuclear chief and CEO of ABB Combustion Engineering, Shelby T. Brewer, Ph.D. has joined the management team of the Company.

       On May 15, 2000, the Company announced that it has entered into an agreement to acquire Dispute Resolution Management, Inc., an international consulting firm specializing in the management and settlement of complex, latent and long-term tail insurance claims.

       On May 17, 2000, the Company announced that it has treated polychlorinated biphenyl (PCB) contaminated soil at the Lualualei Naval Radio Transmitting Facility in Oahu, Hawaii under its contract with Tetra Tech EM, Inc.

       Additional information concerning the foregoing is set forth in the press releases filed herewith as Exhibits 99.1, 99.2 and 99.3, which are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
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      (a)   Financial Statements of Business Acquired.
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            Not Applicable.

      (b)   Pro Forma Financial Information.
            -------------------------------

            Not Applicable.

      (c)   Exhibits.
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EXHIBIT NO.                         DESCRIPTION
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99.1  Press Release, dated May 11, 2000, of Commodore  Applied  Technologies,
      Inc.

99.2  Press Release,  dated May 15, 2000, of Commodore  Applied  Technologies,
      Inc.

99.3  Press Release,  dated May 17, 2000, of Commodore  Applied  Technologies,
      Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                COMMODORE APPLIED TECHNOLOGIES, INC.



Date:  May 15, 2000             By: /s/James M. DeAngelis
                                    -----------------------------------------
                                       James M. DeAngelis, Senior Vice President

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                         DESCRIPTION
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99.1  Press Release,  dated May 11, 2000, of Commodore  Applied  Technologies,
      Inc.

99.2  Press Release,  dated May 15, 2000, of Commodore  Applied  Technologies,
      Inc.


99.3  Press Release,  dated May 17, 2000, of Commodore  Applied  Technologies,
      Inc.